DEAN WITTER HIGH YIELD SECURITIES INC.  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                        YORK 10048
LETTER TO THE SHAREHOLDERS AUGUST 31, 1996

DEAR SHAREHOLDER:
The fixed-income markets rebounded sharply during the second half of 1995, as economic growth slowed and inflation fears subsided. This trend reversed itself in the first half of 1996, as signs of an economic recovery caused the U.S. Treasury market to retreat. The high-yield market, which performed nicely during 1995's market rally, held up relatively well during the first eight months of 1996, even as interest rates moved up sharply. While signs of an economic recovery have led to a sharp increase in interest rates, this recovery also bodes well for the future prospects of many corporate issuers in the high-yield marketplace and helps erase some of the recession fears that plagued the high-yield market in late 1995.
Against this backdrop, Dean Witter High Yield Securities Inc. produced a total return of 11.07 percent for the twelve-month period ended August 31, 1996. Over the past twelve months, the Fund continued to distribute regular income dividends at a rate of $0.055 per share per month. For the full fiscal year, the Fund's distributions totaled $0.767 per share, including an extra income dividend of $0.107 per share paid on December 29, 1995. On August 31, 1996, the Fund's net assets exceeded $460 million. The accompanying chart illustrates the growth of a $10,000 investment in the Fund for the ten-year period ended August 31, 1996 versus the performance of the Lehman Brothers Mutual Fund Corporate/High Yield Index. (The Fund commenced operations on September 26, 1979.)
INVESTMENT STRATEGY
The Fund's investment strategy remained essentially unchanged over the past year, with a continued emphasis on discontinued B-rated issues. In today's market, many of these issues can be purchased below par providing significant future appreciation potential and an attractive yield versus comparable Treasuries (in the 11 percent to 12 percent range). In light of the rebounding economy, we feel quite comfortable

DEAN WITTER HIGH YIELD SECURITIES INC.
LETTER TO THE SHAREHOLDERS AUGUST 31, 1996, CONTINUED

with the earnings outlook for most of our B-rated issuers. Recognizing that the economy may slow somewhat during the remainder of 1996, we have tried to limit the portfolio's volatility by
                                                    [GRAPHIC]
focusing primarily on growth type,
recession resistant industry sectors
such as cable, media, foods and
beverages and telecommunications.
MARKET OUTLOOK
Given our outlook for continued, albeit
moderate economic growth, we find that
many of today's B-rated issues offer
excellent long-term return potential.
Over the near term, there could be
continued volatility in the financial
markets as investors assess the
economy's strength, possible Federal
Reserve Board actions and the upcoming
Presidential election. However, despite
any potential short-term weakness, we
consider today's high-yield market to
be an attractive long-term opportunity
for investors.
We appreciate your support of Dean
Witter High Yield Securities Inc. and
look forward to continuing to serve
your investment needs and objectives.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             CORPORATE BONDS (87.6%)
             AEROSPACE (1.6%)
 $   9,000   Sabreliner Corp. (Series B).................    12.50   %    04/15/03  $     7,515,000
                                                                                    ---------------
             AUTOMOTIVE (3.5%)
     4,000   APS, Inc....................................    11.875       01/15/06        4,260,000
     7,700   Envirotest Systems, Inc.....................     9.125       03/15/01        6,930,000
     6,018   Envirotest Systems, Inc.....................     9.625       04/01/03        4,694,040
                                                                                    ---------------
                                                                                         15,884,040
                                                                                    ---------------
             BROADCAST MEDIA (2.9%)
     4,000   Adams Outdoor Advertising...................    10.75        03/15/06        4,090,000
     4,000   Paxson Communications Corp..................    11.625       10/01/02        4,190,000
     5,000   Spanish Broadcasting System, Inc............     7.50        06/15/02        5,150,000
                                                                                    ---------------
                                                                                         13,430,000
                                                                                    ---------------
             BUSINESS SERVICES (4.1%)
     4,072   Anacomp, Inc................................    13.00+       06/04/02        4,010,920
     2,000   Pierce Leahy Corp. - 144A*..................    11.125       07/15/06        2,085,000
    12,000   Xerox Corp..................................    15.00        06/10/97       12,788,280
                                                                                    ---------------
                                                                                         18,884,200
                                                                                    ---------------
             CABLE & TELECOMMUNICATIONS (13.0%)
     9,180   Adelphia Communications Corp. (Series B)....     9.50+       02/15/04        7,561,987
     5,000   American Communications Services, Inc.......    12.75++      04/01/06        2,600,000
    12,000   AT&T Capital Corp...........................    15.00        05/05/97       12,680,640
     5,000   Charter Communication South East L.P.
             (Series B)..................................    11.25        03/15/06        4,975,000
     5,373   Falcon Holdings Group L.P. (Series B).......    11.00+       09/15/03        4,875,624
     5,000   Hyperion Communication - 144A*..............    13.00++      04/15/03        2,775,000
    28,500   In-Flight Phone Corp. (Series B)............    14.00++      05/15/02       10,687,500
     4,000   IXC Communications Inc. (Series B)..........    12.50        10/01/05        4,120,000
     5,050   Peoples Telephone Co., Inc..................    12.25        07/15/02        5,087,875
     4,000   Rifkin Acquisition Partners L.P.............    11.125       01/15/06        4,015,000
                                                                                    ---------------
                                                                                         59,378,626
                                                                                    ---------------
             COMPUTER EQUIPMENT (3.9%)
     4,000   Advanced Micro Devices......................    11.00        08/01/03        4,070,000
     5,000   Unisys Corp.................................    15.00        07/01/97        5,300,000
     7,900   Unisys Corp. (Conv.)........................     8.25        03/15/06        8,770,738
                                                                                    ---------------
                                                                                         18,140,738
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             CONSUMER PRODUCTS (1.2%)
 $   5,500   J.B Williams Holdings, Inc..................    12.00   %    03/01/04  $     5,527,500
                                                                                    ---------------
             CONTAINERS (3.3%)
     8,000   Ivex Holdings Corp. (Series B)..............    13.25++      03/15/05        5,040,000
     5,000   Mail-Well Corp..............................    10.50        02/15/04        4,900,000
     5,000   Packaging Resources Inc. - 144A*............    11.625       05/01/03        5,075,000
                                                                                    ---------------
                                                                                         15,015,000
                                                                                    ---------------
             ELECTRICAL & ALARM SYSTEMS (2.0%)
    11,000   Mosler, Inc.................................    11.00        04/15/03        9,295,000
                                                                                    ---------------
             ENTERTAINMENT/GAMING & LODGING (8.5%)
     4,000   AMF Group Inc. - 144A*......................    10.875       03/15/06        4,000,000
     9,000   Fitzgeralds Gaming Corp. (Units)+++.........    13.00        12/31/02        6,750,000
     5,000   Lady Luck Gaming Finance Corp...............    11.875       03/01/01        4,925,000
     8,000   Motels of America, Inc. (Series B)..........    12.00        04/15/04        7,200,000
     4,000   Players International, Inc..................    10.875       04/15/05        3,940,000
     4,000   Plitt Theaters, Inc. (Canada)...............    10.875       06/15/04        4,040,000
    41,950   Spectravision, Inc. (a).....................    11.65        12/01/02        4,213,778
     4,000   Station Casinos, Inc........................     9.625       06/01/03        3,820,000
                                                                                    ---------------
                                                                                         38,888,778
                                                                                    ---------------
             FOODS & BEVERAGES (8.1%)
    21,271   Envirodyne Industries, Inc..................    10.25        12/01/01       18,931,190
    42,650   Specialty Foods Acquisition Corp. (Series
             B)..........................................    13.00++      08/15/05       18,339,550
                                                                                    ---------------
                                                                                         37,270,740
                                                                                    ---------------
             HEALTHCARE (1.4%)
     8,250   Unilab Corp.................................    11.00        04/01/06        6,517,500
                                                                                    ---------------
             MANUFACTURING (5.5%)
     4,150   Alpine Group, Inc...........................    12.25        07/15/03        4,305,625
     5,000   Berry Plastics Corp.........................    12.25        04/15/04        5,350,000
     4,000   Exide Electronics Group, Inc. (Series B)....    11.50        03/15/06        4,040,000
     5,000   International Wire Group, Inc...............    11.75        06/01/05        5,118,750
     7,000   Uniroyal Technology Corp....................    11.75        06/01/03        6,650,000
                                                                                    ---------------
                                                                                         25,464,375
                                                                                    ---------------
             MANUFACTURING - DIVERSIFIED (6.5%)
     4,000   Foamex L.P..................................    11.875       10/01/04        4,200,000
     5,000   Interlake Corp..............................    12.125       03/01/02        5,112,500
     5,000   J.B. Poindexter & Co., Inc..................    12.50        05/15/04        4,775,000
     6,030   Jordan Industries, Inc......................    10.375       08/01/03        5,834,025
    13,420   Jordan Industries, Inc......................    11.75++      08/01/05        9,930,800
     5,000   Starcraft Industrial Corp. (a)..............    16.50        01/15/98        --
                                                                                    ---------------
                                                                                         29,852,325
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             OIL & GAS (1.0%)
 $   5,500   Empire Gas Corp.............................     7.00   %    07/15/04  $     4,785,000
                                                                                    ---------------
             PUBLISHING (4.4%)
     8,000   Affiliated Newspapers Investments, Inc......    13.25++      07/01/06        5,920,000
     4,000   American Media Operations, Inc..............    11.625       11/15/04        4,160,000
    10,600   United States Banknote Corp.................    10.375       06/01/02       10,070,000
                                                                                    ---------------
                                                                                         20,150,000
                                                                                    ---------------
             RESTAURANTS (8.3%)
    26,057   American Restaurant Group Holdings, Inc.....    14.00++      12/15/05        9,575,948
     5,000   Boston Chicken Inc. (Conv.).................     4.50        02/01/04        6,350,000
     4,000   Carrols Corp................................    11.50        08/15/03        4,140,000
    27,500   Flagstar Corp...............................    11.25        11/01/04       18,081,250
                                                                                    ---------------
                                                                                         38,147,198
                                                                                    ---------------
             RETAIL (2.3%)
     4,997   Cort Furniture Rental Corp..................    12.00        09/01/00        5,196,880
    10,450   County Seat Stores Co.......................    12.00        10/01/02        5,538,500
                                                                                    ---------------
                                                                                         10,735,380
                                                                                    ---------------
             RETAIL - FOOD CHAINS (2.8%)
     4,000   Jitney-Jungle Stores........................    12.00        03/01/06        4,170,000
     4,000   Pathmark Stores, Inc........................     9.625       05/01/03        3,790,000
     5,000   Ralphs Grocery Co...........................    11.00        06/15/05        4,862,500
                                                                                    ---------------
                                                                                         12,822,500
                                                                                    ---------------
             TEXTILES (3.3%)
     1,638   Farley Inc. (Conv.).........................     0.00        01/01/12          173,988
    14,219   JPS Textile Group, Inc......................    10.85        06/01/99        8,815,780
     7,950   U.S. Leather, Inc...........................    10.25        07/31/03        6,399,750
                                                                                    ---------------
                                                                                         15,389,518
                                                                                    ---------------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $459,074,347).......................................      403,093,418
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             COMMON STOCKS (b) (4.4%)
             AUTOMOTIVE (0.0%)
       709   Northern Holdings Industrial Corp. (Restricted) (c).....................  $     --
                                                                                       ---------------
             COMPUTER EQUIPMENT (0.1%)
   477,769   Memorex Telex NV (ADR) (Netherlands) (c)................................          582,281
                                                                                       ---------------
             ENTERTAINMENT/GAMING & LODGING (0.1%)
     7,500   Motels of America, Inc. - 144A*.........................................          525,000
   781,421   Vagabond Inns, Inc. (Class D) (a).......................................        --
                                                                                       ---------------
                                                                                               525,000
                                                                                       ---------------
             FOODS & BEVERAGES (1.0%)
   489,055   Seven-Up/RC Bottling Co. Southern California, Inc. (c)..................        4,156,969
   273,750   Specialty Foods Acquisition Corp. - 144A*...............................          410,625
                                                                                       ---------------
                                                                                             4,567,594
                                                                                       ---------------
             MANUFACTURING - DIVERSIFIED (3.0%)
   671,263   Thermadyne Holdings Corp. (c)...........................................       14,013,516
                                                                                       ---------------
             PUBLISHING (0.1%)
    15,000   Affiliated Newspapers Investments, Inc. (Class B).......................          525,000
                                                                                       ---------------
             RESTAURANTS (0.1%)
    26,057   American Restaurant Group Holdings, Inc. - 144A*........................          260,570
                                                                                       ---------------
             TEXTILES (0.0%)
    12,000   JPS Textile Group, Inc. (Class A).......................................        --
                                                                                       ---------------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST $85,779,555)...........................................       20,473,961
                                                                                       ---------------
             PREFERRED STOCKS (b) (0.4%)
             ENTERTAINMENT/GAMING & LODGING (0.4%)
    80,000   Fitzgeralds Gaming Corp. (Units)+++.....................................        1,620,000
                                                                                       ---------------
             OIL & GAS PRODUCTS (0.0%)
   113,955   TGX Corp. (Series A) (c)................................................            1,139
                                                                                       ---------------
             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $2,830,000)............................................        1,621,139
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 NUMBER OF                                                              EXPIRATION
 WARRANTS                                                                  DATE           VALUE
----------------------------------------------------------------------------------------------------
             WARRANTS (b) (0.2%)
             AEROSPACE (0.0%)
     9,000   Sabreliner Corp. - 144A*.................................     04/15/03  $        90,000
                                                                                     ---------------
             CABLE & TELECOMMUNICATIONS (0.1%)
     5,000   Hyperion Communication - 144A*...........................     04/01/01           50,000
    27,600   In-Flight Phone Corp. - 144A*............................     08/31/02          276,281
                                                                                     ---------------
                                                                                             326,281
                                                                                     ---------------
             CONTAINERS (0.0%)
    10,000   Crown Packaging Holdings, Ltd. (Canada) - 144A*..........     11/01/03        --
                                                                                     ---------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
     5,000   Boomtown, Inc. - 144A*...................................     11/01/98        --
    13,052   Casino America, Inc......................................     11/15/96        --
     8,312   Fitzgeralds Gaming Corp..................................     12/19/98           37,407
     3,500   Fitzgeralds South Inc. - 144A*...........................     03/15/99        --
                                                                                     ---------------
                                                                                              37,407
                                                                                     ---------------
             MANUFACTURING (0.1%)
     4,000   Exide Electronics Group, Inc. - 144A*....................     03/15/06           80,000
    70,000   Uniroyal Technology Corp.................................     06/01/03           96,250
                                                                                     ---------------
                                                                                             176,250
                                                                                     ---------------
             OIL & GAS (0.0%)
    15,180   Empire Gas Corp..........................................     07/15/04          151,800
                                                                                     ---------------
             RETAIL (0.0%)
    10,000   County Seat Holdings Co..................................     10/15/98          100,000
                                                                                     ---------------
             TOTAL WARRANTS
             (IDENTIFIED COST $2,992,791)..........................................          881,738
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCIES (d) (5.0%)
 $  12,900   Federal Home Loan Banks.....................     5.16   %    09/03/96  $    12,896,302
    10,000   Federal National Mortgage Assoc.............     5.20        09/06/96        9,992,778
                                                                                    ---------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $22,889,080).........................................       22,889,080
                                                                                    ---------------
             REPURCHASE AGREEMENT (0.2%)
       999   The Bank of New York (dated 08/30/96;
             proceeds $999,231; collateralized by
             $1,134,189 Federal National Mortgage Assoc.
             6.50% due 03/25/23 valued at $1,018,635)
             (Identified Cost $998,662)..................     5.125       09/03/96          998,662
                                                                                    ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $23,887,742)........................................       23,887,742
                                                                                    ---------------
TOTAL INVESTMENTS
(IDENTIFIED COST $574,564,435) (E)...........       97.8%   449,957,998
OTHER ASSETS IN EXCESS OF LIABILITIES........        2.2     10,244,841
                                                   -----   ------------
NET ASSETS...................................      100.0%  $460,202,839
                                                   -----   ------------
                                                   -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
+++ Consists of one or more class of securities traded together as a unit; generally bonds with attached stocks/warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing securities.
(c)  Acquired through exchange offer.
(d) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(e) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $16,754,848 and the aggregate gross unrealized depreciation was $141,361,285, resulting in net unrealized depreciation of $124,606,437.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $574,564,435)............................  $  449,957,998
Receivable for:
    Interest................................................      11,041,222
    Capital stock sold......................................         609,887
Prepaid expenses and other assets...........................          30,020
                                                              --------------
     TOTAL ASSETS...........................................     461,639,127
                                                              --------------
LIABILITIES:
Payable for:
    Dividends to shareholders...............................         926,442
    Investment management fee...............................         194,706
    Capital stock repurchased...............................         145,004
Accrued expenses and other payables.........................         170,136
                                                              --------------
     TOTAL LIABILITIES......................................       1,436,288
                                                              --------------
NET ASSETS:
Paid-in-capital.............................................   1,528,089,659
Net unrealized depreciation.................................    (124,606,437)
Accumulated undistributed net investment income.............      10,337,288
Accumulated net realized loss...............................    (953,617,671)
                                                              --------------
     NET ASSETS.............................................  $  460,202,839
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE,
  68,542,004 SHARES OUTSTANDING (400,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                       $6.71
                                                              --------------
                                                              --------------
MAXIMUM OFFERING PRICE PER SHARE,
  (NET ASSET VALUE PLUS 5.82% OF NET ASSET VALUE)*..........
                                                                       $7.10
                                                              --------------
                                                              --------------

---------------------
 *   On sales of $25,000 or more, the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 58,749,969
                                                              ------------
EXPENSES
Investment management fee...................................     2,271,578
Transfer agent fees and expenses............................       539,994
Custodian fees..............................................        59,401
Shareholder reports and notices.............................        57,480
Professional fees...........................................        35,218
Registration fees...........................................        34,963
Directors' fees and expenses................................        16,072
Other.......................................................        13,132
                                                              ------------
     TOTAL EXPENSES.........................................     3,027,838
                                                              ------------
     NET INVESTMENT INCOME..................................    55,722,131
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (17,329,860)
Net change in unrealized depreciation.......................     9,730,771
                                                              ------------
     NET LOSS...............................................    (7,599,089)
                                                              ------------
NET INCREASE................................................  $ 48,123,042
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                              AUGUST 31, 1996   AUGUST 31, 1995
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................   $   55,722,131    $   54,062,648
Net realized loss...........................................      (17,329,860)      (20,016,987)
Net change in unrealized depreciation.......................        9,730,771        15,205,812
                                                              ---------------   ---------------
     NET INCREASE...........................................       48,123,042        49,251,473
Dividends from net investment income........................      (51,517,938)      (54,031,376)
Net increase (decrease) from capital stock transactions.....        8,152,392       (17,637,501)
                                                              ---------------   ---------------
     TOTAL INCREASE (DECREASE)..............................        4,757,496       (22,417,404)
NET ASSETS:
Beginning of period.........................................      455,445,343       477,862,747
                                                              ---------------   ---------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $10,337,288 AND $6,133,095, RESPECTIVELY)...............   $  460,202,839    $  455,445,343
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.
C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996, aggregated $393,514,207 and $415,856,430, respectively.
Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $57,000.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1996 included in Directors' fees and expenses in the Statement of Operations amounted to $1,274. At August 31, 1996, the Fund had an accrued pension liability of $49,856 which is included in accrued expenses in the Statement of Assets and Liabilities.
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Distributor has informed the Fund that for the year ended August 31, 1996, it received approximately $1,595,000 in commissions from the sale of shares of the Fund's capital stock. Such commissions are deducted from the proceeds of the capital stock shares and are not an expense of the Fund.
4. CAPITAL STOCK
Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         AUGUST 31, 1996               AUGUST 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    7,479,221   $   50,396,628     4,185,702   $ 27,764,909
Reinvestment of dividends........................................    3,993,442       26,742,126     4,187,296     27,351,637
                                                                   -----------   --------------   -----------   ------------
                                                                    11,472,663       77,138,754     8,372,998     55,116,546
Repurchased......................................................  (10,236,571)     (68,986,362)  (10,983,714)   (72,754,047)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................    1,236,092   $    8,152,392    (2,610,716)  $(17,637,501)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

5. FEDERAL INCOME TAX STATUS
At August 31, 1996, the Fund had an approximate net capital loss carryover, to offset future capital gains to the extent provided by regulations, which is available through August 31 in the following years:

                                                   AMOUNTS IN THOUSANDS
---------------------------------------------------------------------------------------------------------------------------
   1997         1998          1999           2000          2001          2002          2003         2004          TOTAL
-----------  -----------  -------------  -------------  -----------  -------------  -----------  -----------  -------------
$    94,246  $    82,210  $     292,752  $     182,732  $    45,208  $     166,406  $    50,598  $    23,294  $     937,446
-----------  -----------  -------------  -------------  -----------  -------------  -----------  -----------  -------------
-----------  -----------  -------------  -------------  -----------  -------------  -----------  -----------  -------------

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $13,146,000 during fiscal 1996.
At August 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and dividend payable and permanent book/tax differences primarily attributable to an expired capital loss carryover. To reflect reclassifications arising from permanent book/tax differences for the year ended August 31, 1996, paid-in-capital was charged and accumulated net realized loss was credited $37,795,049.

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                            FOR THE YEAR ENDED AUGUST 31
                  -----------------------------------------------------------------------------------------------------------------
                     1996       1995       1994        1993       1992       1991        1990       1989        1988        1987
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE
OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     6.77  $    6.83  $    7.58  $     7.23  $   5.92   $    6.78  $    10.40  $   11.99  $    13.72  $    14.16
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

Net investment
 income..........       0.83       0.80       0.79        0.89      0.95        0.94        1.48       1.67        1.84        1.82
Net realized and
 unrealized gain
 (loss)..........      (0.12)     (0.06)     (0.68)       0.54      1.04       (0.86)      (3.78)     (1.48)      (1.77)      (0.46)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

Total from
 investment
 operations......       0.71       0.74       0.11        1.43      1.99        0.08       (2.30)      0.19        0.07        1.36
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.77)     (0.80)     (0.86)      (1.08)    (0.68)      (0.94)      (1.32)     (1.75)      (1.80)      (1.80)
   Paid-in-capital...     --     --         --          --         --         --          --          (0.03)     --          --
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

Total dividends
 and
 distributions...      (0.77)     (0.80)     (0.86)      (1.08)    (0.68)      (0.94)      (1.32)     (1.78)      (1.80)      (1.80)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

Net asset value,
 end of period... $     6.71  $    6.77  $    6.83  $     7.58  $   7.23   $    5.92  $     6.78  $   10.40  $    11.99  $    13.72
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------  ----------

TOTAL INVESTMENT
RETURN+..........      11.07%     11.98%      0.93%      22.29%    35.46%       4.67%     (23.28)%      1.39%       0.97%     10.07%

RATIOS TO
AVERAGE NET
ASSETS:
Expenses.........       0.66%      0.79%      0.69%       0.67%     0.77%       0.87%       0.60%      0.49%       0.49%       0.51%

Net investment
 income..........      12.27%     12.06%     10.40%      12.14%    13.96%      16.47%      17.67%     14.61%      14.79%      12.83%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........       $460       $455       $478        $540       $512       $436        $690     $1,794      $2,140      $2,034

Portfolio
 turnover rate...         49%        74%       127%        173%      113%         93%         21%        55%        107%        176%

---------------------
+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER HIGH YIELD SECURITIES INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter High Yield Securities Inc. (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 11, 1996

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo                               DEAN WITTER
Edwin J. Garn                                        HIGH YIELD
John R. Haire                                        SECURITIES
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


[GRAPHIC]



ANNUAL REPORT
AUGUST 31, 1996

DEAN WITTER HIGH YIELD SECURITIES

                            GROWTH OF $10,000
-------------------------------------------------------------------------------
      DATE               TOTAL           LEHMAN MF CORP/HIGH YLD INDEX
-------------------------------------------------------------------------------
August 31, 1986         $9,450                    $10,000
-------------------------------------------------------------------------------
August 31, 1987        $10,402                    $10,350
-------------------------------------------------------------------------------
August 31, 1988        $10,503                    $11,298
-------------------------------------------------------------------------------
August 31, 1989        $10,648                    $12,777
-------------------------------------------------------------------------------
August 31, 1990         $8,170                    $13,417
-------------------------------------------------------------------------------
August 31, 1991         $8,551                    $15,558
-------------------------------------------------------------------------------
August 31, 1992        $11,583                    $18,004
-------------------------------------------------------------------------------
August 31, 1993        $14,165                    $20,481
-------------------------------------------------------------------------------
August 31, 1994        $14,297                    $20,156
-------------------------------------------------------------------------------
August 31, 1995        $16,009                    $22,886
-------------------------------------------------------------------------------
August 31, 1996        $17,781 (3)                $23,994
-------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS

                      ---------------------------------------
                        1 YEAR       5 YEARS       10 YEARS
                      ---------------------------------------
                      11.07 (1)     15.77 (1)       6.53 (1)
                      ---------------------------------------
                       4.96 (2)     14.47 (2)       5.92 (2)
                      ---------------------------------------
                            ___ Fund  ___ LEHMAN (4)
                          ------------------------------

Past performance is not predictive of future returns.

-------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (5.5%). See the Fund's current prospectus for complete details on sales charges.

(3) Closing value assuming a complete redemption on August 31, 1996.

(4) The Lehman Brothers Mutual Fund Corporate/ High Yield Index measures the performance of all investment and noninvestment grade corporate debt securities. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.